UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Enliven Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Enliven Therapeutics, Inc. Annual Meeting of Stockholders Tuesday, June 18, 2024 10:00 A.M., Mountain Time Annual Meeting to be held live via the internet—please visit www.proxydocs.com/ELVN for more details. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ELVN To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 7, 2024. SEE REVERSE FOR FULL AGENDA Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 18, 2024 for stockholders of record as of April 19, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ELVN Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Enliven Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the election of the two Class I directors FOR Proposal 2 FOR Proposal 3 FOR Proposal 4 PROPOSAL 1. successors Election of two are Class duly elected I directors and named qualified in or the until accompanying their earlier proxy death, statement resignation, to serve or removal. until the 2027 annual meeting of stockholders or until their 1.01 1.02 Mika Rishi Derynck, Gupta, J. D. M.D. 2. 31, Ratification 2024. of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 3. Amendment to our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law. 4. issuance Amendment thereunder and restatement by 2,900,000 of the shares. Amended and Restated 2020 Equity Incentive Plan, which increases the number of shares authorized for 5. To transact other business that may properly come before the Annual Meeting of Stockholders. Note: adjournment In their or discretion, postponement the Named thereof. Proxies If no direction are authorized is made, to vote this upon proxy such will other be voted business “FOR” as may on Proposal properly come 1, “FOR” before on the Proposal meeting 2, or “FOR” an on Proposal 3 and “FOR” on Proposal 4.